                                                                     May 1, 2001

DEAR SHAREHOLDER:

    This financial report covers the six months ended March 31, 2001, which is our twenty-ninth fiscal year of operations.

    Net investment income for the six months was $0.54 per share and net realized and unrealized gains on investments totaled $0.66 per share. On March 31, 2001, the net asset value per share was $15.73 and the stock closed that day at $14.60 per share.

    During the semi-annual period the Board of Directors declared two regular quarterly dividends of $0.26 per share payable December 15, 2000 and March 23, 2001.

    At the end of the semi-annual period the 81 issues in the portfolio had an average market yield of 7.30%, an average Moody's quality rating of A2, an average duration of 7.74, and an average maturity of 14.9 years. The distribution of the portfolio maturities and quality was as follows:

Maturities
-----------------------------------------
0-1 year                              0.9%
1-3 years                             7.8
3-5 years                            11.8
5-10 years                           31.8
10-20 years                          17.3
20 plus years                        30.4
                                   ------
                                    100.0%
Quality
-----------------------------------------
Treasury, Agency and Aaa             34.5%
Aa                                    6.6
A                                    25.0
Baa                                  27.4
Below Baa                             6.5
                                   ------
                                    100.0%

    Early in the semi-annual period, the bond market began to predict a more relaxed monetary policy, forcing interest rates lower as consumer confidence and manufacturing production began to show signs of weakness. After holding an inflationary bias in late 2000, the Federal Open Market Committee focused its attention on deteriorating economic data as price stability took a back seat to economic growth. Fed policymakers rapidly reduced its target Federal Funds rate from 6.50% to 5.00% with three separate 50 basis point moves. In addition to the anticipated change in Fed bias, equity market participants began searching for safety in short-term Treasuries, amplifying the rally in Treasury securities and resulting in a steeper yield curve. Spreads between two-year and ten-year Treasuries increased 91 basis points. With better financing opportunities and economic uncertainty looming, the corporate bond market displayed one of heaviest issuance quarters ever recorded. Demand outpaced the heavy supply causing credit spreads to decline significantly despite added volatility.

    We believe market volatility will continue and economic growth will suffer from a decline led by corporate over-investment and supported by a highly negative U.S. savings rate and increased debt burdens. We are in an economic growth recession and an outright profits recession. In light of this, we have less confidence in the Fed saving the economy from relatively low growth. Thus, we have incorporated this economic outlook into the Fort Dearborn portfolio through a duration neutral strategy and a reduced allocation to corporate bonds.

    Fort Dearborn performance will continue to rely heavily on corporate bond issue selection. Relative performance will also be achieved with more frequent use of AAA credit spread sectors. We have added positions in attractively priced AAA sectors that offer good liquidity and demonstrate defensive relative value opportunities. Unless credit valuations or fundamentals change we do not anticipate altering our active portfolio strategy in the near term.

    On February 26, 2001, the Board of Directors accepted the resignation of Mr. Gregory P. Smith as Vice President and Portfolio Manager. The Board simultaneously elected Mr. Craig G. Ellinger, Senior Portfolio Manager and Director at Brinson Partners, Inc., to serve as the new Vice President and Portfolio Manager.

STOCK REPURCHASE PLAN:

    On July 28, 1988, the Board of Directors of the Company approved a resolution to repurchase up to 700,000 of its common shares. The Company may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder's best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

    Under such law, the Company is required to give written notice to all shareholders of its intention to purchase stock within six months of the actual repurchase of shares. This report is to serve as notice to all shareholders with respect to any shares repurchased within the next six months pursuant to the Company's stock repurchase plan.

    Unaudited financial statements for the six month period ended March 31, 2001, and a list of the securities owned on that date are included in this report.

                                                      Sincerely,

                                                      /s/ Jeffrey J. Diermeier

                                                      Jeffrey J. Diermeier, CFA
                                                      PRESIDENT

FORT DEARBORN INCOME SECURITIES, INC. is a closed-end bond fund investing principally in investment grade long-term fixed income debt securities. The primary objective of Fort Dearborn is to provide its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fort Dearborn Income Securities
------------------------------------------------------------------------------
MARKET VALUE OF INDEX AND SHARE PRICE(1) WITH ALL DIVIDENDS/INTEREST REINVESTED AS OF MARCH 31, 2001

                             ANNUALIZED RETURNS
                                 12 MONTHS       SINCE INCEPTION
                                 ---------       ---------------
Fort Dearborn                            20.97%            8.68%
Investment Grade Bond Index               12.43             8.04

$ WEALTH INDEX
                   INVESTMENT       FORT
                GRADE BOND INDEX  DEARBORN
                ----------------  --------
12/31/72                   18.17     18.17
3/31/73                    18.16     18.17
6/30/73                    18.06     17.10
9/30/73                    18.41     17.09
12/31/73                   18.23     16.74
3/31/74                    17.55     13.73
6/30/74                    16.61     15.62
9/30/74                    16.07     13.40
12/31/74                   17.05     16.33
3/31/75                    17.83     16.82
6/30/75                    18.43     17.61
9/30/75                    17.79     16.79
12/31/75                   19.39     16.54
3/31/76                    20.17     18.45
6/30/76                    20.19     18.37
9/30/76                    21.28     20.03
12/31/76                   22.83     20.26
3/31/77                    22.26     20.50
6/30/77                    23.08     21.07
9/30/77                    23.28     21.49
12/31/77                   23.04     20.68
3/31/78                    23.00     20.93
6/30/78                    22.70     21.00
9/30/78                    23.36     20.90
12/31/78                   22.84     19.04
3/31/79                    23.16     20.31
6/30/79                    24.15     21.40
9/30/79                    23.61     20.84
12/31/79                   21.70     19.25
3/31/80                    18.79     17.16
6/30/80                    23.31     20.99
9/30/80                    20.76     18.99
12/31/80                   20.93     19.11
3/31/81                    20.69     19.19
6/30/81                    20.24     19.51
9/30/81                    18.40     19.39
12/31/81                   20.51     20.85
3/31/82                    21.47     21.83
6/30/82                    21.63     22.26
9/30/82                    26.21     26.55
12/31/82                   29.02     28.83
3/31/83                    30.14     29.96
6/30/83                    30.55     31.44
9/30/83                    30.40     31.01
12/31/83                   30.59     31.22
3/31/84                    30.09     32.50
6/30/84                    28.94     30.21
9/30/84                    32.51     32.66
12/31/84                   35.48     37.09
3/31/85                    35.82     37.34
6/30/85                    40.17     43.27
9/30/85                    40.92     42.71
12/31/85                   45.80     46.79
3/31/86                    50.64     53.14
6/30/86                    50.88     55.71
9/30/86                    51.74     56.95
12/31/86                   54.47     57.70
3/31/87                    55.37     60.37
6/30/87                    53.02     58.78
9/30/87                    49.70     55.66
12/31/87                   53.50     56.99
3/31/88                    55.86     62.51
6/30/88                    56.58     63.41
9/30/88                    57.95     63.23
12/31/88                   58.38     65.30
3/31/89                    59.10     63.95
6/30/89                    64.57     69.00
9/30/89                    64.91     71.79
12/31/89                   67.02     73.38
3/31/90                    65.82     75.08
6/30/90                    68.35     75.50
9/30/90                    67.72     74.62
12/31/90                   71.21     80.42
3/31/91                    74.02     83.65
6/30/91                    75.16     85.57
9/30/91                    80.14     91.67
12/31/91                   84.58     96.45
3/31/92                    83.43     93.81
6/30/92                    87.02     97.18
9/30/92                    91.22    102.91
12/31/92                   91.65    101.67
3/31/93                    96.61    108.40
6/30/93                   100.19    113.71
9/30/93                   104.21    117.42
12/31/93                  103.37    112.65
3/31/94                    98.48    107.51
6/30/94                    96.30    106.80
9/30/94                    96.42    105.14
12/31/94                   97.14    101.57
3/31/95                   103.18    107.51
6/30/95                   111.98    116.50
9/30/95                   114.54    118.69
12/31/95                  121.13    126.33
3/31/96                   116.32    124.45
6/30/96                   116.17    122.62
9/30/96                   118.35    129.34
12/31/96                  123.00    137.71
3/31/97                   120.84    135.62
6/30/97                   126.34    142.43
9/30/97                   131.91    148.57
12/31/97                  136.87    156.83
3/31/98                   138.88    160.03
6/30/98                   142.78    159.51
9/30/98                   147.81    166.11
12/31/98                  148.73    178.86
3/31/99                   146.24    174.77
6/30/99                   142.24    164.31
9/30/99                   142.02    161.53
12/31/99                  140.99    145.64
3/31/00                   143.82    157.67
6/30/00                   144.71    164.57
9/30/00                   149.23    168.54
12/31/00                  155.49    176.54
3/31/01                   161.70    190.74

Returns are net of fees
(1) Share price return is impacted by changes in the premium or discount to the net asset value (NAV) At March 31, 2001, the share price was at a 7.18% discount to NAV

                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2001
                                  (UNAUDITED)

ASSETS:
Portfolio of investments: (Note 1)
  Debt securities, at value (cost $131,749,997)............  $135,130,222
  Short-term securities, at cost, which approximates
    market.................................................         5,105
                                                             ------------
      Total portfolio of investments.......................   135,135,327
Cash.......................................................       110,100
Receivable for investments sold............................     5,294,491
Receivable for interest on debt securities (Note 1)........     2,459,809
                                                             ------------
      Total assets.........................................   142,999,727
                                                             ------------
LIABILITIES:
Expenses:
  Payable for investments purchased........................     4,683,353
  Accrued investment advisory and administrative fees (Note
    6).....................................................       154,789
  Accrued custodial and transfer agent fees................        15,982
  Accrued other expenses...................................        96,100
                                                             ------------
      Total liabilities....................................     4,950,224
                                                             ------------
NET ASSETS (equivalent to $15.73 per share for 8,775,665
 shares of capital stock outstanding) (Note 4).............  $138,049,503
                                                             ============
Analysis of Net Assets:
  Shareholder capital (Note 4).............................  $135,120,133
  Accumulated undistributed net investment income (Note
    3).....................................................       416,778
  Accumulated net realized loss on sales of investments
    (Note 3)...............................................      (872,738)
  Unrealized appreciation on investments...................     3,385,330
                                                             ------------
  Net assets applicable to outstanding shares..............  $138,049,503
                                                             ============

                       See Notes to Financial Statements.

                            STATEMENT OF OPERATIONS
                            FOR THE SIX MONTHS ENDED
                                 MARCH 31, 2001
                                  (UNAUDITED)

Investment income:
  Interest income earned....................................  $ 5,162,050
  Dividend income earned....................................       12,363
                                                              -----------
  Total income earned.......................................    5,174,413
                                                              -----------
Expenses:
  Investment advisory and administrative fees (Note 6)......      317,777
  Transfer agent and dividend disbursing agent fees.........       41,276
  Directors Fees (Note 6)...................................       37,397
  Stockholders reports and annual meeting fees..............       21,967
  Custody fees..............................................       20,114
  Professional fees.........................................       19,509
  Franchise taxes...........................................        3,392
  Other expenses............................................       11,528
                                                              -----------
Total expenses..............................................      472,960
                                                              -----------
Net investment income.......................................    4,701,453
                                                              -----------
Net realized and unrealized gain (loss) on investments:
  Net realized gain from investment transactions............      341,414
  Change in unrealized appreciation.........................    5,481,355
                                                              -----------
Total realized and unrealized gain(loss) on investments.....    5,822,769
                                                              -----------
Net increase in net assets from operation...................  $10,524,222
                                                              ===========

                       See Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                               FOR THE SIX
                                              MONTHS ENDED
                                             MARCH 31, 2001    FOR THE YEAR ENDED
                                               (UNAUDITED)     SEPTEMBER 30, 2000
                                             ---------------   -------------------
From operations:
  Net investment income....................   $  4,701,453        $  9,189,415
  Net realized gain (loss) from investment
    transactions...........................        341,414          (1,247,286)
  Change in unrealized appreciation of
    investments............................      5,481,355             696,261
                                              ------------        ------------
  Net increase in net assets from
    operations.............................     10,524,222           8,638,390
Distributions to shareholders from:
  Net investment income....................     (4,563,345)         (9,130,884)
  Net realized gain........................             --             (57,118)
                                              ------------        ------------
    Total distributions....................     (4,563,345)         (9,188,002)
From capital share transactions: (Note 4)
  Net asset value of shares repurchased
    from shareholders......................             --            (169,805)
                                              ------------        ------------
    Net increase (decrease) in net
      assets...............................      5,960,877            (719,417)
Net Assets:
  Beginning of period......................    132,088,626         132,808,043
                                              ------------        ------------
  End of period (including undistributed
    net investment income of $416,778 at
    March 31, 2001, and $278,670 at
    September 30, 2000, respectively) (Note
    3).....................................   $138,049,503        $132,088,626
                                              ============        ============

                       See Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS

Financial highlights for each share of capital stock outstanding through each period:

                                                            SIX MONTHS
                                                               ENDED
                                                             MARCH 31,
                                                            (UNAUDITED)                YEARS ENDED SEPTEMBER 30,
                                                            -----------   ----------------------------------------------------
                                                               2001         2000       1999       1998       1997       1996
                                                            -----------   --------   --------   --------   --------   --------
Net asset value, beginning of period......................    $ 15.05     $ 15.11    $  16.87   $ 16.30    $ 15.97    $ 16.50
                                                              -------     -------    --------   -------    -------    -------
Net investment income (1).................................       0.54        1.05        1.05      1.05       1.09       1.19
Net realized and unrealized gain (loss) on investments....       0.66       (0.06)      (1.27)     0.71       0.89      (0.56)
                                                              -------     -------    --------   -------    -------    -------
Total from investment operations..........................       1.20        0.99       (0.22)     1.76       1.98       0.63
  Less distributions from:
    Net investment income.................................      (0.52)      (1.04)      (1.04)    (1.04)     (1.21)     (1.16)
    Net realized gain.....................................         --       (0.01)      (0.50)    (0.15)     (0.44)        --
                                                              -------     -------    --------   -------    -------    -------
Total distributions.......................................      (0.52)      (1.05)      (1.54)    (1.19)     (1.65)     (1.16)
                                                              -------     -------    --------   -------    -------    -------
Net asset value, end of period............................    $ 15.73     $ 15.05    $  15.11   $ 16.87    $ 16.30    $ 15.97
                                                              =======     =======    ========   =======    =======    =======
Market price per share at end of period...................    $14.600     $13.375    $ 13.875   $15.750    $15.188    $14.750
Total investment return (market value) (2)................     13.17%       4.34%     (2.76)%    11.81%     14.86%      8.98%
Total return (net asset value) (3)........................      8.04%       6.77%     (1.48)%    11.07%     13.06%      3.84%
Net assets at end of period (in millions).................    $138.05     $132.09    $ 132.81   $148.30    $143.33    $140.50
Ratios of expenses to average net assets..................      0.71%       0.74%       0.73%     0.71%      0.75%      0.75%
Ratio of net investment income to average net assets......      7.01%       7.01%       6.61%     6.29%      6.81%      7.22%
Portfolio turnover........................................      49.9%       73.8%       69.9%     63.5%     130.0%     159.5%
Number of shares outstanding at end of period (in
 thousands)...............................................      8,776       8,776       8,789     8,789      8,793      8,800

------------------------
(1) Beginning October 1, 1994, net investment income includes amortization of discounts and premiums.

(2) Total investment return (market value) reflects the market value experiences of a continuous shareholder who made commission-free acquisitions through distributions in accordance with the shareholder reinvestment plan.

(3) Total return (net asset value) reflects the Company's portfolio performance and is the combination of reinvested dividend income, reinvested capital gains distributions at NAV, if any, and changes in net asset value per share.

                       See Notes to Financial Statements.

                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2001 (UNAUDITED)

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
 DEBT SECURITIES--100.0%
                        / / MUNICIPAL SECURITIES--(6.0%)
                        New Jersey Economic Development Authority,
                         Zero Coupon
     $25,000,000        Revenue Bond, due 2/15/18..................  Aaa        $  7,095,100   $  8,143,000
                                                                                ------------   ------------
                        / / U.S. GOVERNMENT
                           SECURITIES (14.5%)
                        DIRECT OBLIGATIONS--(8.0%)
                        U.S. Treasury Note,
       9,485,000         6.625%, due 02/15/27......................  Aaa          10,766,676     10,761,434
                                                                                ------------   ------------
                        AGENCY--(6.5%)
                        Federal Home Loan Mortgage Corp.,
                         Guaranteed Mortgage Certificates,
          22,491         9.00%, due 8/01/04 Pool #503997...........  (a)              23,475         23,276
         130,612         9.00%, due 7/01/30 Pool #C40149...........  (a)             134,735        136,207
                        Federal National Mortgage Association,
                         Guaranteed Mortgage Pass Thru
                         Certificates,
       4,869,946         6.50%, due 10/01/28 Pool #405224..........  (a)           4,881,360      4,865,516
         886,473         7.00%, REMIC, due 6/25/13 Series 1993-106
                          Class Z..................................  (a)             824,321        897,430
       1,530,482         7.25%, CMO, due 3/25/23 Series 1994-69
                          Class CA.................................  (a)           1,294,905      1,553,672
                        Government National Mortgage Association,
                         Pass Thru Mortgage Backed Certificates
       1,383,555         6.50%, due 5/15/29 Pool #781029...........  (a)           1,276,545      1,384,247
                                                                                ------------   ------------
                                                                                   8,435,341      8,860,348
                                                                                ------------   ------------
                                                                                  19,202,017     19,621,782
                                                                                ------------   ------------

                       See Notes to Financial Statements.

                           MARCH 31, 2001 (UNAUDITED)

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
                        / / CORPORATE BONDS AND
                           NOTES (79.5%)
                        FINANCE--(27.6%)
     $ 2,420,000        Bank of America Corp., 7.40% Note,
                         due 1/15/11...............................  Aa3        $  2,486,190   $  2,541,368
       1,655,000        Barclays Bank PLC, 144-A, 8.55% Bond,
                         due 9/15/49...............................  A+*           1,652,733      1,828,505
         160,000        Berkshire Hathaway, Inc., 9.75% Debenture,
                         due 1/15/18...............................  Aa1             159,183        165,877
         550,000        Capital One Bank, 8.25% Senior Note,
                         due 6/15/05...............................  Baa2            547,921        567,883
           2,820        Centaur Funding Corp., 144-A, Bonds, Zero
                         Coupon, due 4/21/20.......................  A3              376,860        529,633
       1,040,000        Citigroup, Inc. 7.25% Note,
                         due 10/01/10..............................  Aa3           1,035,237      1,094,442
                        Comed Transitional Funding Trust,
                         Series 1998-1 Class A6,
       2,290,000         5.63%, due 6/25/09........................  Aaa           2,288,888      2,286,313
                        DLJ Commercial Mortgage Corp.,
                         Series 00-CKP1, Class A1B,
         635,000         7.18% Note, due 8/10/10...................  Aaa             638,274        670,790
         420,000        Erac USA Finance Co., 144-A, 8.00% Note,
                         due 1/15/11...............................  Baa1            419,488        430,122
       3,820,000        Fannie Mae, 7.125% Note, due 1/15/30.......  Aaa           4,368,351      4,240,613
       2,940,000        FMR Corp., 144-A, 7.57% Bond,
                         due 6/15/29...............................  Aa3           2,940,000      3,118,514
         650,000        Ford Motor Credit Co., 6.875% Note,
                         due 2/01/06...............................  A2              648,863        666,588
         570,000        Goldman Sachs Group, Inc., 6.875% Bond,
                         due 1/15/11...............................  A1              568,415        577,486
         610,000        Household Finance Corp., 8.00% Note,
                         due 5/09/05...............................  A2              609,457        653,767
       1,500,000        HSBC Capital Funding LP, 144-A, 9.547%
                         Guaranteed Note, due 6/30/10..............  A1            1,602,015      1,728,903
       1,260,000        Liberty Financial Co., 7.625% Debentures,
                         due 11/15/28..............................  A3            1,246,921      1,226,604

                       See Notes to Financial Statements.

                           MARCH 31, 2001 (UNAUDITED)

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
                        Merrill Lynch Mortgage Investors, Inc.,
                         Series 99-C1 Class A2,
     $ 2,490,000         7.56% Bond, due 9/15/09...................  AAA*       $  2,689,973   $  2,666,910
         750,000        Nisource Finance Corp., 144-A, 7.875%,
                         due 11/15/10..............................  Baa2            745,552        813,872
                        Norwest Asset Securities Corp.,
                         Series 96-2,
       1,800,000         7.00% Note, due 09/25/11..................  AAA*          1,814,625      1,836,090
         800,000        Pemex Finance Ltd. 8.45% Asset Backed Bond,
                         due 2/15/07...............................  Baa1            819,088        834,928
       1,175,000        QWEST Capital Funding, 144-A, 7.90% Note,
                         due 8/15/10...............................  Baa1          1,172,474      1,244,768
         345,000        Salomon Smith Barney Holdings, 6.50% Note,
                         due 2/15/08...............................  Aa3             344,959        347,069
       5,000,000        Secured Finance Inc., 9.05% Guaranteed
                         Senior Secured Bond, due 12/15/04           Aaa           4,987,500      5,586,390
       1,500,000        Verizon Global Funding Corp., 144-A, 7.75%
                         Bond, due 12/01/30........................  A1            1,544,762      1,595,236
                                                                                ------------   ------------
                                                                                  35,707,729     37,252,671
                                                                                ------------   ------------
                        / / INTERNATIONAL--(16.3%)
       2,500,000        Augusta Funding Ltd., 7.375% Bond,
                         due 4/15/13...............................  Aaa           2,426,113      2,552,200
       2,100,000        Credit Suisse-London, 144-A, 7.90% Note,
                         due 5/29/49...............................  A2            2,093,973      2,077,110
       1,295,000        Empresa National Electric, 8.125% Bond,
                         due 2/01/97...............................  Baa1          1,235,348      1,034,933
       2,000,000        Korea Electric Power Corp., 7.00%
                         Debenture, due 2/01/27....................  Baa2          1,859,915      1,982,824
       1,500,000        Petroliam Nasional Berhad, 144-A, 7.625%
                         Note, due 10/15/26........................  Baa3          1,479,516      1,325,979
       1,010,000        Ras Laffan Liquified Natural Gas, 144-A,
                         8.294% Secured Note, due 3/15/14..........  Baa3            898,364      1,007,475
       2,500,000        Republic of Brazil,11.625% Bond,
                         due 4/15/04...............................  B1            2,476,750      2,577,500
       2,000,000        Republic of Panama, 8.25% Note,
                         due 4/22/08...............................  Ba1           1,991,940      1,900,000

                       See Notes to Financial Statements.

                           MARCH 31, 2001 (UNAUDITED)

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
     $ 1,500,000        Royal Bank Scotland 9.118%, due 3/31/49....  A1         $  1,525,993   $  1,705,119
       3,560,000        Skandinaviska Enskilda Banken, 144-A, 6.50%
                         Step Bond, due 12/29/49...................  A3            3,493,894      3,537,127
       1,000,000        State of Qatar, 144-A, 9.75% Bond,
                         due 6/15/30...............................  Baa2            979,680      1,062,500
       1,200,000        United Mexican States, 9.875% Note,
                         due 2/01/10...............................  Baa3          1,167,214      1,288,199
                                                                                ------------   ------------
                                                                                  21,628,700     22,050,966
                                                                                ------------   ------------
                        / / INDUSTRIAL--(14.9%)
       1,000,000        Cendant Corp. 7.75% Note, due 12/01/03.....  Baa1            998,280        997,768
         330,000        Centex Corp., 9.75% Note, due 6/15/05......  Baa2            329,993        361,843
         320,000        Comcast Cable Communications, 6.75% Senior
                         Note, due 1/30/11.........................  Baa2            317,552        320,636
       1,300,000        Comdisco, Inc., 9.50% Senior Note,
                         due 8/15/03...............................  Baa2          1,297,101      1,014,000
       2,000,000        Freeport-McMoRan C&G, Inc., 7.20% Senior
                         Note, due 11/15/26........................  B3            1,014,666      1,500,000
         525,000        Keyspan Gas East, 7.875% Note,
                         due 2/1/10................................  A2              575,363        579,335
       1,290,000        Lilly Del Mar, 144-A, 7.17% Step Bond,
                         due 8/1/29................................  A1            1,303,272      1,345,974
         500,000        Northrop Grunman Corp., 144-A, 7.125% Note,
                         due 2/15/11...............................  Baa3            498,575        508,584
       2,520,000        Pharmacia Corp., 6.60% Debenture,
                         due 12/01/28..............................  A1            2,516,297      2,463,597
       3,000,000        Philips Electronics, 7.75% Debenture,
                         due 5/15/25...............................  A3            2,990,354      3,176,835
       2,215,000        Time Warner Cos., Inc., 7.57% Debenture,
                         due 2/01/24...............................  Baa1          2,215,000      2,262,007
       1,105,000        Transocean Sedco Forex, 6.625% Note,
                         due 4/15/11...............................  Baa2          1,099,221      1,099,221
         525,000        TRW, Inc., 7.625% Note, due 3/15/06........  Baa2            524,522        534,292
       1,275,000        Tyco International Group, 7.00% Bond,
                         due 6/15/28...............................  Baa1          1,265,807      1,206,108
         790,000        Viacom, Inc., 7.875% Company Guaranteed
                         Note, due 7/30/30.........................  A3              828,834        842,144

                       See Notes to Financial Statements.

                           MARCH 31, 2001 (UNAUDITED)

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
     $   770,000        Viacom, Inc., 8.625% Debentures,
                         due 8/01/12...............................  A3         $    864,718   $    869,919
         995,000        Waste Management, Inc., 7.00% Senior Note,
                         due 10/01/04..............................  Ba1           1,021,229      1,009,408
                                                                                ------------   ------------
                                                                                  19,660,784     20,091,671
                                                                                ------------   ------------
                        / / UTILITIES -- ELECTRIC--(7.6%)
       1,400,000        Consolidated Edison, 7.50% Debenture,
                         due 9/01/10...............................  A1            1,389,332      1,454,922
       2,500,000        Delmarva Power & Light Co., 9.95% Note,
                         due 12/01/20..............................  A3            2,498,025      2,625,000
         655,000        Duke Energy Field Services, 6.875% Note,
                         due 2/1/11................................  Baa2            657,887        655,220
       1,235,000        Pacific Gas & Electric Corp.,
                         Series 93-H, 7.05% Bond, due 3/01/24......  B3            1,341,040      1,012,700
       1,050,000        Petroleum Geo-Services, 7.50% Note,
                         due 3/31/07...............................  Baa3            999,453      1,000,122
         710,000        Progress Energy, Inc., 7.10% Senior Note,
                         due 3/01/11...............................  Baa1            709,020        733,071
       1,000,000        Sempra Energy, 7.95% Note, due 3/01/10.....  A2              997,380      1,007,952
       2,180,000        Southern California Edison, 7.20% Note,
                         due 11/03/03..............................  Caa2          2,169,544      1,722,200
                                                                                ------------   ------------
                                                                                  10,761,681     10,211,187
                                                                                ------------   ------------
                        / / COMMUNICATION--(6.3%)
       4,000,000        News America Holdings, 7.75% Bond,
                         due 12/01/45..............................  Baa3          3,302,676      3,569,412
                        PanAmSat Corp., Notes
         800,000         6.00%, due 1/15/03........................  Baa2            799,488        792,462
       1,500,000         6.375%, due 1/15/08.......................  Baa2          1,494,292      1,412,635
       1,500,000        Sprint Capital Corp., 6.875% Bond,
                         due 11/15/28..............................  Baa1          1,497,540      1,282,491
       1,400,000        WorldCom, Inc., 8.25% Note, due 5/15/10....  A3            1,504,411      1,465,815
                                                                                ------------   ------------
                                                                                   8,598,407      8,522,815
                                                                                ------------   ------------

                       See Notes to Financial Statements.

                           MARCH 31, 2001 (UNAUDITED)

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
                        / / TRANSPORTATION--(4.6%)
     $ 1,500,000        Delta Airlines, Inc., 10.50% Pass Thru
                         Certificate, due 4/30/16..................  Baa1       $  1,778,743   $  1,718,580
                        United Airlines, Inc., Pass Thru
                         Certificates,
       3,000,000         7.87%, due 1/01/19........................  Baa1          3,000,000      2,965,170
       1,500,000         7.811%, due 10/01/09......................  A1            1,500,000      1,558,710
                                                                                ------------   ------------
                                                                                   6,278,743      6,242,460
                                                                                ------------   ------------
                        / / RETAIL--(2.2%)
         555,000        Federated Department Stores, 6.30% Note,
                         due 4/01/09...............................  Baa1            491,244        539,608
       1,500,000        Kroger Co., 7.45% Guaranteed Senior Secured
                         Bond, due 3/01/08.........................  Baa3          1,457,769      1,575,072
         870,000        Sears Roebuck Acceptance Corp., 7.00% Note,
                         due 2/01/11...............................  A3              862,718        878,990
                                                                                ------------   ------------
                                                                                   2,811,731      2,993,670
                                                                                ------------   ------------
                                                                                 105,447,775    107,365,440
                                                                                ------------   ------------
                        Total Debt Securities......................              131,744,892    135,130,222
                                                                                ------------   ------------
     SHARES
---------------------
                        SHORT TERM SECURITIES--(0.0%)
           5,105        Brinson Supplementary Trust U.S. Cash
                         Management Prime Fund.....................                    5,105          5,105
                                                                                ------------   ------------
                        Total Investments 100%.....................             $131,749,997   $135,135,327
                                                                                ============   ============

------------------------
(a)    Moody's as a matter of policy, does not rate this issue.

* Standard & Poor's Corporation rating. Security is not rated by Moody's Investor Service, Inc.

144-A 144-A Securities exempt from registration under Rule 144-A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the value of these securities amounted to $22,154,302 or 16.4% of the total portfolio of investments.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001
                                  (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES
    Fort Dearborn Income Securities, Inc. ("the Company") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management company. The Company invests principally in investment grade long-term fixed income debt securities with the primary objective of providing its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

    The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    A. SECURITY VALUATIONS -- Investments are valued based on available quoted bid prices on the valuation date. Short-term securities are valued at amortized cost, which approximates value.

    B. INVESTMENT INCOME AND SECURITY TRANSACTIONS -- Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Security transactions are accounted for on the trade date. The Company has elected to amortize market discount and premium on all issues purchased after September 30, 1994. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a first-in first-out basis.

    C. FEDERAL INCOME TAXES -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses, which are not recognized for tax purposes until the first day of the following fiscal year along with losses from wash sales.

    At March 31, 2001 for federal income tax purposes, the cost for long and short-term investments is $131,749,997, the aggregate gross unrealized appreciation is $5,649,706, and the aggregate gross unrealized depreciation is $2,264,376, resulting in net unrealized appreciation of investments of $3,385,330.

    D. NEW ACCOUNTING PRONOUNCEMENTS -- Statements of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities", as a method, which became effective January 1, 2001 eliminates off balance sheet accounting for derivatives and hedging. The adoption of this standard did not have material effect on financial statements as all derivative positions, as defined by standard, if any, are marked to market through earnings on the valuation date.

                           MARCH 31, 2001 (UNAUDITED)

2.  NET ASSET VALUATIONS
    The net asset value of the Company's shares is determined each week as of the close of business on the last day on which the New York Stock Exchange is open, on the last business day of each month, on the eighth trading day prior to the dividend payment date and on the last business day of each calendar quarter, if such days are other than the last business day of the week.

3.  DISTRIBUTIONS
    Dividends and distributions payable to shareholders are recorded by the Company on the record date. Net realized gains from the sale of investments, if any, are distributed annually. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent and temporary book and tax basis differences.

    Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

4.  CAPITAL STOCK
    At March 31, 2001, there were 12,000,000 shares of $.01 par value capital stock authorized, and shareholder capital of $138,049,503. During the six months ended March 31, 2001 no new shares were issued as part of the dividend reinvestment plan and no shares were repurchased in the open market.

5.  PURCHASES AND SALES OF SECURITIES
    Purchases and sales (including maturities) of portfolio securities during the year ended March 31, 2001, were as follows: debt securities and preferred stock, $10,498,048 and $9,318,283, respectively; and United States government debt obligations, $10,812,754 and $10,380,791, respectively.

6.  MANAGEMENT AND OTHER FEES
    Under an agreement between the Company and Brinson Partners, Inc. ("the Advisor"), the Advisor manages the Company's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions for the Company. In return for these services, the Company pays the Advisor a quarterly fee of 1/8 of 1% (annually 1/2 of 1%) of the Company's average weekly net assets up to $100,000,000 and 1/10 of 1% (annually 2/5 of 1%) of average weekly net assets in excess of $100,000,000.

    All Company officers serve without direct compensation from the Company.

    Fort Dearborn Income Securities, Inc. invest in shares of the Brinson Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is an investment company managed by the Advisor. The Supplementary Trust is offered as a cash management option only to mutual funds and other accounts managed by the Advisor. The Supplementary Trust pays no management fees.

                           MARCH 31, 2001 (UNAUDITED)

6.  MANAGEMENT AND OTHER FEES (CONTINUED)
Distributions from the Supplementary Trust are reflected as interest income on the statement of operations. Amounts relating to those investments at March 31, 2001 and for the period ended are summarized as follows:

                                                                                                 % OF
                                               COST OF        SALES      INTEREST                NET
FUND                                           PURCHASE     PROCEEDS      INCOME     VALUE      ASSETS
----                                          ----------   -----------   --------   --------   --------
Brinson Supplementary Trust U.S. Cash
  Management Prime Fund.....................  $9,276,081   $10,568,005   $18,379     $5,105      0.0%

7.  MORTGAGE BACKED SECURITIES AND OTHER INVESTMENTS

    The Company invests in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-governmental corporations. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

    The Company invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond which is collateralized by a pool of MBS. The Company also invests in REMICs (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization
Class (PAC) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

    The Company invests in Asset Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

                REPORT ON THE AUTOMATIC DIVIDEND INVESTMENT PLAN

    THE COMPANY'S AUTOMATIC DIVIDEND INVESTMENT PLAN, OPERATED FOR THE CONVENIENCE OF THE SHAREHOLDERS, HAS BEEN IN OPERATION SINCE THE DIVIDEND PAYMENT OF MAY 5, 1973.

    For the six months ended March 31, 2001, 43,744 shares were purchased for the Plan participants. The breakdown of these shares is listed below:

                                                     WHERE
        DIVIDEND            NO. OF                   SHARES
        PAYMENT             SHARES     AVERAGE        WERE
          DATE            PURCHASED     PRICE      PURCHASED
--------------------------------------------------------------
December 15, 2000           23,384      $13.78    open market
March 23, 2001              20,360      $14.84    open market

    As explained in the Plan, shares are purchased at the lower of the market value (including commission) or net asset value, depending upon availability. The expense of maintaining the Plan, $1.35 for each participating account per dividend payment, is borne by the Company. Shareholders who have not elected to participate in the Plan receive all dividends in cash.

    The Plan had 904 participants on March 23, 2001. Under the terms of the Plan, any shareholder may terminate participation by giving written notice to the Company. Upon termination, a certificate for all full shares, plus a check for the value of any fractional interest in shares, will be sent to the withdrawing shareholders, unless the sale of all or part of such shares is requested. ANY REGISTERED SHAREHOLDER WHO WISHES TO PARTICIPATE IN THE PLAN MAY DO SO BY WRITING TO FIRST CHICAGO TRUST COMPANY OF NEW YORK, P.O. BOX 2500 JERSEY CITY, NJ 07303-2500 OR CALLING THEM AT (800) 446-2617. A copy of the Plan and enrollment card will be mailed to you. Shareholders who own shares in nominee name should contact their brokerage firm. All new shareholders will receive a copy of the Plan and a card, which may be signed to authorize reinvestment of dividends pursuant to the Plan.

    * THE INVESTMENT OF DIVIDENDS DOES NOT RELIEVE PARTICIPANTS OF ANY INCOME TAX WHICH MAY BE PAYABLE THEREON. THE COMPANY STRONGLY RECOMMENDS THAT ALL AUTOMATIC DIVIDEND INVESTMENT PLAN PARTICIPANTS RETAIN EACH YEAR'S FINAL STATEMENT ON THEIR PLAN PARTICIPATION AS A PART OF THEIR PERMANENT TAX RECORD. THIS WILL INSURE THAT COST INFORMATION IS AVAILABLE IF AND WHEN IT IS NEEDED.

                            REPORT ON ANNUAL MEETING

    At the annual meeting of shareholders, held on December 11, 2000; shareholders elected the Company's five nominees as directors and ratified the selection of accountants. The votes on such matters were as follows:

       DIRECTORS            FOR
1.   -------------       ---------
     R.M. Burridge       7,319,628
     C.R. O'Neil         7,312,152
     A. Cepeda           7,296,769
     F.K. Reilly         7,327,425
     E.M. Roob           7,329,712

    2.  Ratification of Accountants (KPMG LLP)

   FOR     AGAINST    ABSTAIN    BROKER NON-VOTES
---------  --------   --------   ----------------
7,307,746   46,450     51,891           0

BOARD OF DIRECTORS

RICHARD M. BURRIDGE
Chairman of the Board

C. RODERICK O'NEIL, CFA
Director

ADELA CEPEDA
Director

FRANK K. REILLY, CFA
Director

EDWARD M. ROOB
Director

OFFICERS

JEFFREY J. DIERMEIER, CFA
President

CRAIG G. ELLINGER, CFA
Vice President & Portfolio Manager

JOSEPH A. ANDERSON
Secretary & Treasurer

ROBERT M. FASCIA
Assistant Secretary & Assistant Treasurer

FORT DEARBORN
INCOME SECURITIES, INC.

209 S. LaSalle St.
Eleventh Floor
Chicago, Illinois 60604-1295
(312) 346-0676

STOCK TRANSFER AND
DIVIDEND DISBURSEMENT
AGENT
(1-800-446-2617)

Mail correspondence to:
EquiServe
P.O. Box 2500
Jersey City, New Jersey 07303-2500

Mail stock certificates to:
EquiServe
P.O. Box 2506
Jersey City, New Jersey 07303-2506

INDEPENDENT AUDITORS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

LEGAL COUNSEL

Winston & Strawn
35 West Wacker Drive
Chicago, IL 60601

FORT
DEARBORN
INCOME
SECURITIES,
INC.

FORT DEARBORN INCOME SECURITIES, INC.
[NYSE LOGO]
[CHICAGO STOCK EXCHANGE LOGO]

SEMI-ANNUAL REPORT
MARCH 31, 2001